CMA

CMA California
Municipal Money Fund

Semi-Annual Report















September 30, 1995

MERRILL LYNCH BULL LOGO






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government.

CMA California
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011






TO OUR SHAREHOLDERS:


For the six-month period ended September 30, 1995, CMA California
Municipal Money Fund paid shareholders a net annualized yield of 3.24%*. As of September 30, 1995, the Fund's 7-day yield was 3.39%.

The Environment
After losing momentum through the second calendar quarter, it now appears that the US economy has resumed a moderate growth trend. Gross domestic product growth for the three months ended June 30 was revised to show that the economy expanded at a 1.1% pace, rather than the 0.5% rate that was originally reported. The employment report for August exceeded consensus expectations, although most of the new jobs created were in the service sector, reflecting the ongoing sluggishness in manufacturing. However, durable goods orders rebounded somewhat in August, supported by stronger automobile sales. Reflecting the trend of renewed economic growth-- and continued containment of inflationary pressures--the Federal Reserve Board signaled no shift in monetary policy following its September meeting.

One of the major developments during the latter part of the period under review was the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.


[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

Investment Outlook and Strategy
Short-term interest rates continued to fall relatively unabated during the six-month period ended September 30, 1995 as they have been since late 1994. A series of economic data releases indicated that the severely restrictive monetary policy undertaken by the Federal Reserve Board in 1994 had taken effect on the US economy in the form of moderating growth. Additionally, the news on inflation continued to be overwhelmingly favorable, which provided the backdrop for a falling interest rate environment. Investors began to anticipate that the Federal Reserve Board eventually would have to begin cutting interest rates to avoid the possibility of a recession in the United States. In fact, on July 6, 1995, the Federal Reserve Board cut its key interest rate by 25 basis points (0.25%) to 5.75%, confirming that an economic switch had occurred and signaling a change in monetary policy from a restrictive stance to a more neutral stance. This series of events provided the impetus for the yield curve to flatten over the course of the six-month period ended September 30, 1995. For instance, while yields on three-month US Treasury bills fell approximately 45 basis points during the period, the yield on one-year US Treasury bills dropped nearly 95 basis points during the same period.

The tax-exempt market was extremely active during the six-month period ended September 30, 1995. This activity began in mid-April during "tax time," a period when tax-exempt money funds typically experience redemptions associated with the payment of income taxes. Often these redemptions can equal 5% or more of a fund's assets. Consequently, in April and early May interest rates on variable rate demand securities typically rise as dealers attempt to make these products appear more attractive to investors. At this same time, assets of California tax-exempt money funds decreased by approximately 2% and yields on variable rate securities increased by more than 50 basis points. As a result, during April and May we maintained a short average portfolio maturity to seek to capitalize on the higher interest rates available at the time.

This activity was followed in the early summer by the annual note season, a period in which the State of California and its municipalities end their fiscal year on June 30 and enter the market to finance their budgetary needs for their upcoming fiscal year. This year many California issues were sold with credit enhancements, usually letters of credit from various banks to support the creditworthiness of individual cities, counties and school districts whose revenues have been weakened by the continued economic recession in California. Issuance in this period totaled almost $7 billion. The State of California itself did not enter the market with any financing this year. The previously issued $4.0 billion in State of California Revenue Anticipation Warrants continue to be the most actively traded notes in the marketplace.

The flat yield curve compelled us to maintain an average portfolio maturity in the mid 40-day range until the end of the six-month period, when signs of a slowing economy seemed to indicate that the Federal Reserve Board was more inclined to continue to reduce short-term interest rates. In such an environment, yields on shorter-term securities remain at or near those of longer-term securities such that investors receive no yield premium as a reward for extending their maturity risk. However, toward the end of the six-month period ended September 30, 1995, we extended the Fund's average portfolio maturity in order to lock in attractive yields and capitalize on the limited supply available in the final quarter of the year.

In Conclusion
We thank you for your support of CMA California Municipal Money
Fund, and we look forward to serving your investment needs in the future.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President

(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Helen M. Sheehan)
Helen M. Sheehan
Vice President and Portfolio Manager


October 25, 1995



We are pleased to announce that Helen Marie Sheehan is responsible for the day-to-day management of CMA California Municipal Money
Fund. Ms. Sheehan has been employed by Merrill Lynch Asset
Management, L.P. since 1985 and as a Vice President and Portfolio
Manager in the Tax-Exempt Bond Department since 1991.




Portfolio Abbreviations for CMA California Municipal Money Fund

ACES SM      Adjustable Convertible Extendable Securities
AMT          Alternative Minimum Tax (subject to)
BAN          Bond Anticipation Notes
COP          Certificates of Participation
CP           Commercial Paper
GO           General Obligation Bonds
HFA          Housing Financing Agency
IDA          Industrial Development Authority
IDR          Industrial Development Revenue Bonds
M/F          Multi-Family
PCR          Pollution Control Revenue Bonds
RAW          Revenue Anticipation Warrants
TRAN         Tax Revenue Anticipation Notes
UT           Unlimited Tax
VRDN         Variable Rate Demand Notes

CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995                                                          (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
California--       $  6,000   Alameda County, California, IDA, IDR, Refunding (Hoover Universal Inc.
95.2%                         Project), VRDN, 4.40% due 6/01/2004 (a)                                           $  6,000
                     12,700   Big Bear Lake, California, IDR (Southwest Gas Corporation Project),
                              VRDN, AMT, Series A, 4.30% due 12/01/2028 (a)                                       12,700
                              California Health Facilities Financing Authority Revenue Bonds, VRDN (a):
                      4,800       (Catholic Healthcare West), Series A, 4.15% due 7/01/2009 (b)                    4,800
                      3,600       (Catholic Healthcare West), Series B, 4.15% due 7/01/2016 (b)                    3,600
                      5,700       (Catholic Healthcare West), Series C, 4.15% due 7/01/2020 (b)                    5,700
                     14,000       (Floating Pool Program), 4.10% due 9/01/2020                                    14,000
                     11,645       (Huntington Memorial Hospital), 4.10% due 11/01/2010                            11,645
                      1,600       (Pooled Loan Program), Series 85B, 4.10% due 10/01/2010                          1,600
                      2,800       (Pooled Loan Program), Series A, 4.10% due 6/01/2007                             2,800
                     15,000       Refunding (Catholic West), Series D, 4.15% due 7/01/2018 (b)                    15,000
                      5,400       (Scripps Memorial Hospital), Series A, 4.10% due 12/01/2005 (b)                  5,400
                      4,100       (Scripps Memorial Hospital), Series B, 4.10% due 12/01/2015 (b)                  4,100
                     10,000   California HFA, Multi-Unit Rental Housing Revenue Bonds, Series A, 3.75%
                              due 11/01/1995 (b)                                                                  10,000
                              California Pollution Control Financing Authority, PCR, CP
                              (Southern California Edison):
                     16,100       Series A, 4.35% due 2/28/2008                                                   16,100
                        900       Series B, 4.35% due 2/28/2008                                                      900
                      9,050       Series C, 4.35% due 2/28/2008                                                    9,050
                     13,835       Series D, 4.35% due 2/28/2008                                                   13,835
                      4,200   California Pollution Control Financing Authority, PCR, Refunding
                              (Exxon Project), VRDN, 4.35% due 12/01/2012 (a)                                      4,200
                              California Pollution Control Financing Authority, PCR, Refunding
                              (Pacific Gas & Electric), CP:
                     15,000       AMT, Series A, 3.40% due 10/11/1995                                             15,000
                     25,100       AMT, Series B, 3.95% due 10/05/1995                                             25,100
                     14,100       AMT, Series B, 3.75% due 10/13/1995                                             14,100
                      5,000       AMT, Series B, 3.90% due 10/25/1995                                              5,000
                      2,500       AMT, Series B, 3.95% due 10/26/1995                                              2,500
                      9,100       AMT, Series B, 3.90% due 10/27/1995                                              9,100
                     22,900       AMT, Series B, 3.85% due 12/12/1995                                             22,900
                     15,100       Series E, 3.60% due 10/06/1995                                                  15,100
                     23,400       Series E, 3.70% due 10/13/1995                                                  23,400
                     15,000       Series E, 3.70% due 10/20/1995                                                  15,000
                     20,000       Series F, 3.70% due 10/02/1995                                                  20,000
                     25,500       Series F, 3.70% due 10/11/1995                                                  25,500

CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (CONTINUED)                                              (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
California                    California Pollution Control Financing Authority, Resource Recovery
(continued)                   Revenue Bonds, VRDN, AMT (a):
                   $  5,700       (Atlantic Richfield Company Project), Series A, 4.60% due 12/01/2024          $  5,700
                      7,700       (Delano Project), 4.50% due 8/01/2019                                            7,700
                     22,700       (Delano Project), Series 1991, 4.50% due 8/01/2019                              22,700
                      7,500       (Honey Lake Power Project), 4.50% due 9/01/2018                                  7,500
                     16,800       Refunding (Ultra Power Malaga Project), Series A, 4.55% due 4/01/2017           16,800
                      1,600       Refunding (Ultra Power Malaga Project), Series B, 4.55% due 4/01/2017            1,600
                      2,300       Refunding (Ultra Power Rocklin Project), Series B, 4.55% due 6/01/2017           2,300
                      2,400       (Sanger Project), Series A, 4.35% due 9/01/2020                                  2,400
                      5,000   California Pollution Control Financing Authority, Solid Waste Disposal
                              Revenue Bonds (North County Recycling Center), VRDN, Series B, 4.10%
                              due 7/01/2017 (a)                                                                    5,000
                              California Pollution Control Financing Authority, Solid Waste Disposal
                              Revenue Bonds (Shell Oil Co.-Martinez Project), VRDN, AMT (a):
                     32,900       Series A, 4.55% due 10/01/2024                                                  32,900
                      2,200       Series B, 4.55% due 12/01/2024                                                   2,200
                     25,000   California Public Capital Improvements Financing Authority Revenue Bonds
                              (Pooled Loan Project), Series D, 3.80% due 6/01/2028                                25,000
                              California State Department of Water Resource Revenue Bonds
                              (Central Valley Project):
                      1,800       CP, 3.55% due 10/02/1995                                                         1,800
                      3,867       CP, 3.55% due 10/13/1995                                                         3,867
                      4,500       Series A, 7.50% due 12/01/1995 (d)                                               4,597
                      6,000       VRDN, Series N-V2, 4.10% due 12/01/2025 (a)                                      6,000
                     10,000   California State GO, VRDN, 4.49% due 11/01/2020 (a)                                 10,000
                              California State RAW, Series C:
                      2,080       5.75% due 4/25/1996 (c)                                                          2,102
                     88,190       5.75% due 4/25/1996                                                             88,857
                     19,400   California Statewide Community Development Authority, Revenue Refunding
                              Bonds (Saint Joseph Health System), VRDN, COP, 4.25% due 7/01/2008 (a)              19,400
                        900   California Statewide Community Development Authority, Solid Waste
                              Facility Revenue Bonds (Chevron United States Inc. Project), VRDN, AMT,
                               4.55% due 12/15/2024 (a)                                                              900
                              Chula Vista, California, IDR (San Diego Electric & Gas), CP, AMT:
                     10,000       Series D, 3.80% due 10/02/1995                                                  10,000
                     20,000       Series D, 3.95% due 12/08/1995                                                  20,000
                     10,000       Series D, 3.90% due 12/13/1995                                                  10,000
                     20,000       Series E, 4% due 11/09/1995                                                     20,000
                     27,500   Clovis, California, Unified School District, TRAN, UT, 4.50% due 7/05/1996          27,604
                      2,200   Contra Costa County, California, Housing Authority, M/F Mortgage Revenue
                              Bonds (Lakeshore Apartments), VRDN, Series A, 4.20% due 11/15/2012 (a)               2,200
                      2,000   Delmar, California, Racetrack Authority, BAN, CP, Series 1993,
                              3.70% due 10/19/1995                                                                 2,000
                              Eagle Tax Exempt Trust, VRDN (a):
                      9,500       4.49% due 2/01/2006                                                              9,500
                     18,800       Series 1994 C-6, 4.44% due 8/01/2017                                            18,800
                     14,800       Series 1994 C-7, 4.44% due 8/01/2023                                            14,800
                              East Bay, California, Municipal Utility District, Wastewater Treatment
                              System Revenue Bonds, CP:
                     16,300       3.90% due 10/26/1995                                                            16,300
                      5,100       3.80% due 12/12/1995                                                             5,100
                      8,550       3.80% due 12/12/1995                                                             8,550

CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (CONTINUED)                                              (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
California         $  5,000   East Yolo, California, Community Services District, Revenue Refunding
(continued)                   Bonds, 7.25% due 6/01/1996 (d)                                                    $  5,198
                      6,800   Eastern Municipal Water District, California, Water and Sewer Revenue
                              Refunding Bonds, VRDN, COP, Series B, 4.20% due 7/01/2020 (a) (b)                    6,800
                     20,000   Floating Rate Trust Certificates, VRDN, Series 1992 H, 4.45%
                              due 10/02/1998 (a)                                                                  20,000
                      8,050   Fontana, California, M/F Housing Revenue Bonds (Springtime Apartments
                              Project), VRDN, Series A, 4.40% due 12/01/2016 (a)                                   8,050
                              Golden Empire Schools Financing Authority, California, Revenue Refunding
                              Bonds, VRDN (a):
                      9,200       (Golden Empire Project), Series B, 4.15% due 12/01/2024                          9,200
                     11,600       (Kern High School District), Series A, 4.15% due 12/01/2024                     11,600
                     13,000   Hayward, California, M/F Housing Revenue Bonds (Shorewood Apartments),
                              VRDN, Series A, 4.35% due 8/01/2014 (a) (c)                                         13,000
                      3,675   Kern County, California, Housing Authority, Mortgage Obligation Bonds,
                              VRDN, Series A, 4.70% due 12/30/2027 (a)                                             3,675
                              Long Beach, California, Harbor Revenue Bonds, CP, AMT, Series A:
                      6,500       3.75% due 10/02/1995                                                             6,500
                      5,000       3.70% due 10/11/1995                                                             5,000
                     19,000       3.70% due 10/12/1995                                                            19,000
                     10,000       3.75% due 12/12/1995                                                            10,000
                     17,000       3.80% due 12/13/1995                                                            17,000
                     40,000   Long Beach, California, TRAN, 4.50% due 9/19/1996                                   40,205
                      8,700   Los Angeles, California, M/F Housing Revenue Bonds (Beverly Park
                              Apartments Project), VRDN, AMT, Series A, 4.05% due 8/01/2018 (a)                    8,700
                      3,900   Los Angeles County, California, Metropolitan Transportation Authority,
                              Sales Tax Revenue Bonds, CP, Series A, 3.60% due 10/12/1995                          3,900
                      9,200   Los Angeles County, California, Metropolitan Transportation Authority,
                              Sales Tax Revenue Refunding Bonds (Proposition C-Second Senior Bonds),
                              VRDN, Series A, 4.20% due 7/01/2020 (a) (b)                                          9,200
                      6,000   Moor Park, California, M/F Mortgage Revenue Refunding Bonds (Le Club
                              Apartments Project), VRDN, Series A, 4.25% due 11/01/2015 (a)                        6,000
                              Palm Springs, California, Community Redevelopment Agency, COP, VRDN (a):
                      1,200       Headquarters Hotel 3, 4% due 12/01/2014                                          1,200
                      1,300       Headquarters Hotel 4, 4% due 12/01/2014                                          1,300
                      4,700       Headquarters Hotel 8, 4% due 12/01/2014                                          4,700
                      1,700       Headquarters Hotel 9, 4% due 12/01/2014                                          1,700
                      1,500       Headquarters Hotel 10, 4% due 12/01/2014                                         1,500
                     11,470   Pittsburg, California, Mortgage Obligation Bonds, VRDN, Series A, 4.50%
                              due 12/30/2022 (a)                                                                  11,470
                              Redlands, California, M/F Housing Revenue Bonds, VRDN, Series A (a):
                      2,900       (Orange Village Apartments Project), AMT, 4.40% due 8/01/2018                    2,900
                      3,000       Refunding (Parkview Terrace Project), 4.20% due 2/01/2016                        3,000
                     13,900   Riverside County, California, COP (Riverside County Public Facilities),
                              ACES, Series A, 4.20% due 12/01/2015 (a)                                            13,900
                              Riverside County, California, Housing Authority, M/F Mortgage Revenue
                              Bonds, VRDN (a):
                      3,750       (Emeritus Park), Series 1988 B, 4.20% due 8/01/2018                              3,750
                      6,000       (Woodcreek Village), Series 1989 D, 4.20% due 8/01/2018                          6,000
                     14,600   Roseville, California, Finance Authority, Hospital Lease Revenue Bonds
                              (Roseville Hospital), VRDN, Series A, 4.20% due 10/01/2014 (a)                      14,600


CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995 (CONCLUDED)                                              (IN THOUSANDS)
                     Face                                                                                        Value
State               Amount                             Issue                                                   (Note 1a)
California          $28,567   Sacramento, California, Municipal Utility District, CP, 3.65% due
(concluded)                   12/11/1995                                                                     $    28,567
                      6,110   San Bernardino County, California, Residential Mortgage Revenue
                              Refunding Bonds (Ramona Garden Apartments), VRDN,
                              Series A, 4.25% due 2/01/2017 (a)                                                    6,110
                      5,000   San Diego, California, Local Area Government COP, TRAN,
                              4.75% due 10/18/1996                                                                 5,031
                              San Diego, California, M/F Housing Authority Revenue Bonds, VRDN (a):
                      2,330       (Country Hills), Series A, 4.20% due 8/15/2013                                   2,330
                      8,035       (La Cima Apartments), Series K, 4.25% due 12/01/2008                             8,035
                     18,000       (Nobel Court Apartments), Series L, 4.25% due 12/01/2008                        18,000
                      8,100   San Diego County, California, Regional Transportation Commission
                              Sales Tax Revenue Bonds (Second Senior), VRDN, Series A, 4.10% due
                              4/01/2008 (a) (c)                                                                    8,100
                      7,085   San Francisco City and County, California, TRAN, 4.75% due 9/19/1996                 7,143
                     25,000   San Juan, California, Unified School District, TRAN, 4.50% due 9/26/1996            25,153
                     10,000   San Leandro, California, M/F Revenue Bonds (Parkside Commons), VRDN,
                              Series A, 4.20% due 7/15/2018 (a)                                                   10,000
                      5,325   Santa Rosa, California, M/F Housing Revenue Bonds (Oak Creek Apartments
                              Project), VRDN, AMT, Series A, 4.40% due 6/01/2018 (a)                               5,325
                      3,675   Simi Valley, California, Community Redevelopment Agency, M/F Housing
                              Revenue Bonds (Ashlee Manor Project), VRDN, Series A, 4.40% due
                              10/01/2017 (a)                                                                       3,675
                      8,900   Simi Valley, California, M/F Housing Revenue Refunding Bonds (Cochran
                              Street Project), Issue A, 4.25% due 2/15/2008                                        8,900

Puerto Rico--                 Puerto Rico Government Development Bank Revenue
6.2%                          Bonds, CP:
                      7,900       3.70% due 12/11/1995                                                             7,900
                     20,000       3.70% due 12/12/1995                                                            20,000
                      8,500       3.70% due 12/12/1995                                                             8,500
                      3,000       3.70% due 12/12/1995                                                             3,000
                     15,000       3.70% due 12/12/1995                                                            15,000
                     21,800       3.70% due 12/13/1995                                                            21,800

                              Total Investments (Cost--$1,249,924*)--101.4%                                    1,249,924
                              Liabilities in Excess of Other Assets--(1.4%)                                      (16,919)
                                                                                                             -----------
                              Net Assets--100.0%                                                             $ 1,233,005
                                                                                                             ===========


(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the interest rate in effect at September 30, 1995.
(b)MBIA Insured.
(c)FGIC Insured.
(d)Prerefunded.
  *Cost for Federal income tax purposes.



See Notes to Financial Statements.



CMA CALIFORNIA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1995
Assets:
Investments, at value (identified cost--$1,249,924,304) (Note 1a)                                        $ 1,249,924,304
Cash                                                                                                              71,560
Receivables:
 Interest                                                                               $     5,054,699
 Securities sold                                                                                 57,524        5,112,223
                                                                                        ---------------
Prepaid registration fees and other assets (Note 1d)                                                              12,183
                                                                                                         ---------------
Total assets                                                                                               1,255,120,270
                                                                                                         ---------------

Liabilities:
Payables:
 Securities purchased                                                                        21,228,625
 Investment adviser (Note 2)                                                                    442,071
 Distributor (Note 2)                                                                           301,879
 Beneficial interest redeemed                                                                    30,895       22,003,470
                                                                                        ---------------
Accrued expenses and other liabilities                                                                           111,540
                                                                                                         ---------------
Total liabilities                                                                                             22,115,010
                                                                                                         ---------------
Net Assets                                                                                               $ 1,233,005,260
                                                                                                         ===============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                               $   123,396,711
Paid-in capital in excess of par                                                                           1,110,570,397
Undistributed investment income--net                                                                              36,734
Accumulated realized capital losses--net (Note 4)                                                               (998,582)
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 1,233,967,107 shares of
beneficial interest outstanding                                                                          $ 1,233,005,260
                                                                                                         ===============



CMA CALIFORNIA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                 $    22,961,364

Expenses:
Investment advisory fees (Note 2)                                                       $     2,653,288
Distribution fees (Note 2)                                                                      737,950
Transfer agent fees (Note 2)                                                                    109,129
Accounting services (Note 2)                                                                     54,195
Printing and shareholder reports                                                                 38,359
Registration fees (Note 1d)                                                                      37,897
Custodian fees                                                                                   35,308
Professional fees                                                                                30,650
Trustees' fees and expenses                                                                       7,029
Pricing fees                                                                                      6,829
Other                                                                                           209,784
                                                                                        ---------------
Total expenses                                                                                                 3,920,418
                                                                                                         ---------------
Investment income--net                                                                                        19,040,946
Realized Loss on Investments--Net (Note 1c)                                                                       (3,465)
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                     $    19,037,481
                                                                                                         ===============



See Notes to Financial Statements.

                                                                                         For the Six          For the
CMA CALIFORNIA MUNICIPAL MONEY FUND                                                      Months Ended       Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                                  September 30, 1995   March 31, 1995
Increase (Decrease) in Net Assets:
Operations:
Investment income--net                                                                  $    19,040,946  $    31,434,272
Realized loss on investments--net                                                                (3,465)        (508,031)
                                                                                        ---------------  ---------------
Net increase in net assets resulting from operations                                         19,037,481       30,926,241
                                                                                        ---------------  ---------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                      (19,017,796)     (31,420,688)
                                                                                        ---------------  ---------------
Net decrease in net assets resulting from dividends
to shareholders                                                                             (19,017,796)     (31,420,688)
                                                                                        ---------------  ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                          2,078,429,240    4,208,416,998
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e)                                                                          19,017,815       31,421,185
                                                                                        ---------------  ---------------
                                                                                          2,097,447,055    4,239,838,183
Cost of shares redeemed                                                                  (2,032,695,899)  (4,296,269,504)
                                                                                        ---------------  ---------------
Net increase (decrease) in net assets derived from beneficial interest transactions          64,751,156      (56,431,321)
                                                                                        ---------------  ---------------
Net Assets:
Total increase (decrease) in net assets                                                      64,770,841      (56,925,768)
Beginning of period                                                                       1,168,234,419    1,225,160,187
                                                                                        ---------------  ---------------
End of period*                                                                          $ 1,233,005,260  $ 1,168,234,419
                                                                                        ===============  ===============

*Undistributed investment income-- net                                                  $        36,734  $        13,584
                                                                                        ===============  ===============

CMA CALIFORNIA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have
been derived from information provided in the          For the Six
financial statements.                                  Months Ended              For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:               Sept. 30, 1995     1995          1994          1993         1992
Per Share Operating Performance:
Net asset value, beginning of period                     $     1.00   $     1.00   $     1.00   $     1.00    $     1.00
                                                         ----------   ----------   ----------   ----------    ----------
Investment income--net                                          .02          .03          .02          .02           .03
                                                         ----------   ----------   ----------   ----------    ----------
Total from investment operations                                .02          .03          .02          .02           .03
                                                         ----------   ----------   ----------   ----------    ----------
Less dividends from investment income--net                     (.02)        (.03)        (.02)        (.02)         (.03)
                                                         ----------   ----------   ----------   ----------    ----------
Net asset value, end of period                           $     1.00   $     1.00   $     1.00   $     1.00    $     1.00
                                                         ==========   ==========   ==========   ==========    ==========
Total Investment Return                                      3.24%*        2.66%        1.93%        2.25%         3.48%
                                                         ==========   ==========   ==========   ==========    ==========
Ratios to Average Net Assets:
Expenses, excluding distribution fees                         .54%*         .51%         .50%         .51%          .51%
                                                         ==========   ==========   ==========   ==========    ==========
Expenses                                                      .66%*         .63%         .62%         .63%          .63%
                                                         ==========   ==========   ==========   ==========    ==========
Investment income--net                                       3.22%*        2.62%        1.91%        2.22%         3.42%
                                                         ==========   ==========   ==========   ==========    ==========
Supplemental Data:
Net assets, end of period (in thousands)                 $1,233,005   $1,168,234   $1,225,160   $1,014,800    $1,033,423
                                                         ==========   ==========   ==========   ==========    ==========

*Annualized.

See Notes to Financial Statements.

CMA CALIFORNIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA California Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM" or "Adviser"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

The most restrictive annual expense limitation requires that the Adviser reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed in any fiscal year 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to the Adviser during the year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment.


CMA CALIFORNIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1995, the Fund had a net capital loss carryforward of approximately $948,000, of which $472,000 expires in 2002 and $476,000 expires in 2003. This amount will be available to offset a like amount of any future taxable gains.





CMA CALIFORNIA
MUNICIPAL MONEY FUND



Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].